                                                                   EXHIBIT 99.50

[MERRILL LYNCH]      COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           SCENARIO                          1                 2               3                4
                              SPEED           PRICING    50% pricing      100% pricing     150% pricing     50% pricing
                              RATES                        Forward          Forward          Forward       Forward +200
                           TRIGGERS                         Fail              Fail             Fail            Fail
                       CLEANUP CALL                      To Maturity      To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE                     100% Advance      100% Advance     100% Advance    100% Advance
                   DEFAULT SEVERITY                         50%               50%              50%             50%
               DEFAULT RECOVERY LAG            Months     6 months          6 months         6 months        6 months
                    DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR  Capped at prepay
                          CPR = CRR      PSA standard     CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
-------------------------------------------------------------------------------------------------------------------------
                 INITIAL
       RATINGS    BOND         SUB-
CLASS    M/S      SIZE   ORDINATION
-------------------------------------------------------------------------------------------------------------------------
A     Aaa/AAA     81.50       18.50  CDR
                                     CummLosses
M1    Aa1/[AA+]    2.90       15.60  CDR
                                     CummLosses
M2    Aa2/[AA+]    2.65       12.95  CDR
                                     CummLosses
M3    Aa3/[AA]     1.70       11.25  CDR
                                     CummLosses
M4    A1/[AA]      1.50        9.75  CDR
                                     CummLosses
M5    A2/[AA]      1.40        8.35  CDR
                                     CummLosses
M6    A3/[AA-]     1.35        7.00  CDR                      8.524           10.055            11.948           5.513
                                     CummLosses               17.55%           12.38%            10.23%          12.74%
B1    Baa1/[AA-]   1.15        5.85  CDR
                                     CummLosses
B2    Baa2/[A+]    1.00        4.85  CDR
                                     CummLosses
B3    Baa3/[A-]    1.00        3.85  CDR                      6.616            7.071             7.830           3.923
                                     CummLosses               14.62%            9.25%             7.05%           9.67%
B4    NR/[BBB+]    1.00        2.85  CDR                      6.236            6.281             6.649           3.589
                                     CummLosses               13.98%            8.36%             6.07%           8.97%
B5    NR/[BBB]     1.00        1.85  CDR                      5.989            5.686             5.658           3.404
                                     CummLosses               13.56%            7.66%             5.23%           8.58%
                      -        1.85  CDR
                                     CummLosses
OC                 1.85           -                               -                -                 -               -


                           SCENARIO                           5                6                7               8
                              SPEED           PRICING    100% pricing    150% pricing       35% CPR          35% CPR
                              RATES                      Forward +200    Forward +200       Forward        Forward +200
                           TRIGGERS                          Fail            Fail             Fail             Fail
                       CLEANUP CALL                      To Maturity      To Maturity      To Maturity      To Maturity
                DEFAULT P&I ADVANCE                     100% Advance      100% Advance     100% Advance     100% Advance
                   DEFAULT SEVERITY                          50%              50%              50%             50%
               DEFAULT RECOVERY LAG            Months     6 months          6 months         6 months        6 months
                    DEFAULT BALANCE                    Current Balance  Current Balance  Current Balance  Current Balance
                    CPR = CDR + CRR  Capped at prepay
                          CPR = CRR      PSA standard      CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR
-------------------------------------------------------------------------------------------------------------------------
                 INITIAL
       RATINGS    BOND         SUB-
CLASS    M/S      SIZE   ORDINATION
-------------------------------------------------------------------------------------------------------------------------
A     Aaa/AAA     81.50       18.50  CDR
                                     CummLosses
M1    Aa1/[AA+]    2.90       15.60  CDR
                                     CummLosses
M2    Aa2/[AA+]    2.65       12.95  CDR
                                     CummLosses
M3    Aa3/[AA]     1.70       11.25  CDR
                                     CummLosses
M4    A1/[AA]      1.50        9.75  CDR
                                     CummLosses
M5    A2/[AA]      1.40        8.35  CDR
                                     CummLosses
M6    A3/[AA-]     1.35        7.00  CDR                     7.061              9.101           11.823              8.949
                                     CummLosses               9.24%              8.06%           11.22%              8.88%
B1    Baa1/[AA-]   1.15        5.85  CDR
                                     CummLosses
B2    Baa2/[A+]    1.00        4.85  CDR
                                     CummLosses
B3    Baa3/[A-]    1.00        3.85  CDR                     4.409              5.290            7.967              5.398
                                     CummLosses               6.11%              4.92%            8.03%              5.68%
B4    NR/[BBB+]    1.00        2.85  CDR                     3.656              4.178            6.860              4.367
                                     CummLosses               5.16%              3.94%            7.04%              4.67%
B5    NR/[BBB]     1.00        1.85  CDR                     3.115              3.219            5.975              3.539
                                     CummLosses               4.45%              3.08%            6.22%              3.84%
                      -        1.85  CDR
                                     CummLosses
OC                 1.85           -                              -                  -                -                  -

                SCENARIO 1     SCENARIO 2      SCENARIO 3
                -----------------------------------------
      PREPAY    50% / 150%       100%             100%
       RATES       frwd          fwd            fwd +200
         CDR        0             6                6
    SEVERITY        0%           50%              50%
RECOVERY LAG        -             6                6

      PERIOD       AFCap        Exc Sprd        Exc Sprd
---------------------------------------------------------
     AVG YR1         6.36            186             104
     AVG YR2         6.78              -               -
     AVG YR3         7.81              -               -
     AVG YR4         7.75              -               -
     AVG YR5         7.61              -               -
---------------------------------------------------------
           1         7.02            461             453
           2         6.32            378             181
           3         6.12            347             152
           4         6.13            335             140
           5         6.80            391             194
           6         6.15            325             130
           7         6.37              -               -
           8         6.17              -               -
           9         6.40              -               -
          10         6.21              -               -
          11         6.22              -               -
          12         6.45              -               -
          13         6.26              -               -
          14         6.48              -               -
          15         6.29              -               -
          16         6.31              -               -
          17         7.00              -               -
          18         6.34              -               -
          19         6.58              -               -
          20         6.41              -               -
          21         7.52              -               -
          22         7.29              -               -
          23         7.29              -               -
          24         7.54              -               -
          25         7.30              -               -
          26         7.55              -               -
          27         7.63              -               -
          28         7.63              -               -
          29         8.44              -               -
          30         7.62              -               -
          31         7.87              -               -
          32         7.62              -               -
          33         8.16              -               -
          34         7.89              -               -
          35         7.88              -               -
          36         8.13              -               -
          37         7.86              -               -
          38         7.91              -               -
          39         7.68              -               -
          40         7.66              -               -
          41         8.16              -               -
          42         7.61              -               -
          43         7.84              -               -
          44         7.57              -               -
          45         7.85              -               -
          46         7.57              -               -
          47         7.55              -               -
          48         7.78              -               -
          49         7.51              -               -
          50         7.74              -               -
          51         7.51              -               -
          52         7.49              -               -
          53         8.27              -               -
          54         7.45              -               -

 55   7.68        -         -
 56   7.42        -         -
 57   7.71        -         -
 58   7.44        -         -
 59   7.42        -         -
 60   7.66        -         -
 61   7.39        -         -
 62   7.63        -         -
 63   7.38        -         -
 64   7.37        -         -
 65   8.14        -         -
 66   7.34        -         -
 67   7.58        -         -
 68   7.32        -         -
 69   7.56        -         -
 70   7.31        -         -
 71   7.30      ***       ***
 72   7.53      ***       ***
 73   7.28      ***       ***
 74   7.51      ***       ***
 75   7.27      ***       ***
 76   7.27      ***       ***
 77   8.03      ***       ***
 78   7.25      ***       ***
 79   7.48      ***       ***
 80   7.24      ***       ***
 81   7.47      ***       ***
 82   7.23      ***       ***
 83   7.22      ***       ***
 84   7.46      ***       ***
 85   7.21      ***       ***
 86   7.45      ***       ***
 87   7.21      ***       ***
 88   7.21      ***       ***
 89   7.71      ***       ***
 90   7.21      ***       ***
 91   7.45      ***       ***
 92   7.21      ***       ***
 93   7.45      ***       ***
 94   7.21      ***       ***
 95   7.21      ***       ***
 96   7.45      ***       ***
 97   7.21      ***       ***
 98   7.45      ***       ***
 99   7.22      ***       ***
100   7.22      ***       ***
101   7.99      ***       ***
102   7.22      ***       ***
103   7.46      ***       ***
104   7.22      ***       ***
105   7.47      ***       ***
106   7.23      ***       ***
107   7.23      ***       ***
108   7.48      ***       ***
109   7.24      ***       ***
110   7.48      ***       ***
111    ***      ***       ***
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